                                     PART B

                    VANGUARD/(R)/ CALIFORNIA TAX-FREE FUNDS
                         VANGUARD FLORIDA TAX-FREE FUND
                    VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
                       VANGUARD NEW JERSEY TAX-FREE FUNDS
                        VANGUARD NEW YORK TAX-FREE FUNDS
                          VANGUARD OHIO TAX-FREE FUNDS
                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS

              (ALSO KNOWN AS THE VANGUARD STATE TAX-EXEMPT FUNDS)
               (INDIVIDUALLY, A TRUST; COLLECTIVELY, THE TRUSTS)

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 28, 2008
                             REVISED JULY 29, 2008


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated March 28, 2008 for Florida Tax-Free Fund, Massachusetts Tax-Exempt Funds, Ohio Tax-Free Funds, and Pennsylvania Tax-Free Funds; dated July 29, 2008 for California Tax-Free Funds, New Jersey Tax-Free Funds, and New York Tax-Free Funds). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUSTS.............................................B-1
INVESTMENT POLICIES...................................................B-4
INVESTMENT LIMITATIONS................................................B-15
STATE RISK FACTORS....................................................B-17
SHARE PRICE...........................................................B-24
PURCHASE AND REDEMPTION OF SHARES.....................................B-25
MANAGEMENT OF THE FUNDS...............................................B-26
INVESTMENT ADVISORY SERVICES..........................................B-44
PORTFOLIO TRANSACTIONS................................................B-46
PROXY VOTING GUIDELINES...............................................B-47
FINANCIAL STATEMENTS..................................................B-51
DESCRIPTION OF MUNICIPAL BOND RATINGS.................................B-52

                           DESCRIPTION OF THE TRUSTS


ORGANIZATION


Vanguard California Tax-Free Funds was organized as a Pennsylvania business trust in 1985 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Florida Long-Term Tax-Free Fund was organized as a Pennsylvania business trust in 1992 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Massachusetts Tax-Exempt Funds was organized as a Delaware statutory trust in August 1998. Vanguard New Jersey Tax-Free Funds was organized as a Pennsylvania business trust in 1987 and was reorganized as a Delaware statutory trust in July 1998. Vanguard New York Tax-Free Funds was organized as a Pennsylvania business trust in 1985 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Ohio Tax-Free Funds was organized as a Pennsylvania business trust in 1990 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Pennsylvania Tax-Free Funds was organized as a Pennsylvania business trust in 1986 and was reorganized as a Delaware statutory trust in July 1998. Aside from Vanguard Massachusetts Tax-Exempt Funds, which has always been a Delaware statutory trust, prior to their reorganization as Delaware statutory trusts, the Trusts were known as Vanguard California Tax-Free Fund, Inc., Vanguard

Florida Insured Tax-Free Fund, Inc., Vanguard New Jersey Tax-Free Fund, Inc., Vanguard New York Tax-Free Fund, Inc., Vanguard Ohio Tax-Free Fund, Inc., and Vanguard Pennsylvania Tax-Free Fund, Inc., respectively. Each Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, nondiversified management investment company. The Trusts currently offer the following funds (and classes of shares thereof):


                                                              SHARE CLASSES/1/
                                                                -------------
                                                             INVESTOR       ADMIRAL
FUND/2/                                                        SHARES        SHARES
-------                                                      --------       -------
VANGUARD CALIFORNIA TAX-FREE FUNDS
Vanguard California Tax-Exempt Money Market Fund                  Yes            No
Vanguard California Intermediate-Term Tax-Exempt Fund             Yes           Yes
Vanguard California Long-Term Tax-Exempt Fund                     Yes           Yes
VANGUARD FLORIDA TAX-FREE FUND
Vanguard Florida Long-Term Tax-Exempt Fund                        Yes           Yes
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
Vanguard Massachusetts Tax-Exempt Fund                            Yes            No
VANGUARD NEW JERSEY TAX-FREE FUNDS
Vanguard New Jersey Tax-Exempt Money Market Fund                  Yes            No
Vanguard New Jersey Long-Term Tax-Exempt Fund                     Yes           Yes
VANGUARD NEW YORK TAX-FREE FUNDS
Vanguard New York Tax-Exempt Money Market Fund                    Yes            No
Vanguard New York Long-Term Tax-Exempt Fund                       Yes           Yes
VANGUARD OHIO TAX-FREE FUNDS
Vanguard Ohio Tax-Exempt Money Market Fund                        Yes            No
Vanguard Ohio Long-Term Tax-Exempt Fund                           Yes            No
VANGUARD PENNSYLVANIA TAX-FREE FUNDS
Vanguard Pennsylvania Tax-Exempt Money Market Fund                Yes            No
Vanguard Pennsylvania Long-Term Tax-Exempt Fund                   Yes           Yes

1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.



 Each Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.


 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.


 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIAN. U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. Each Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund's debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders (except those of the Massachusetts Tax-Exempt Fund, Ohio Long-Term Tax-Exempt Fund, and each State Tax-Exempt Money Market Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Massachusetts Tax-Exempt and Ohio Long-Term Tax-Exempt Funds, as well as those of each State's Tax-Exempt Money Market Fund.


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund expects to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. As a matter of fundamental policy, each Fund will invest at least 80% of its assets in securities exempt from federal taxes and taxes of the state indicated by each Fund's name, under normal market conditions. In applying these 80% policies, assets include net assets and borrowings for investment purposes. In addition, under normal market conditions, the Massachusetts Tax-Exempt Fund will invest at least 65% of its total assets in the securities of Massachusetts issuers.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.


 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. Each Fund's obligation under futures contracts will not exceed 20% of its total assets. The reasons for which a Fund may invest in futures include: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds, or (2) to reduce the Fund's transaction costs or add value when these instruments are favorably priced.


 A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.


 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.


 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.


 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.


 General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.


 Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of "Debt Securities - Variable and Floating Rate Securities").


 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.


 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.


 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).


 The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, Municipal Bonds, may result in the Municipal Bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, Municipal Bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.



 The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon, and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of a fund's investment management staff to appraise independently the fundamental quality of bonds held by the fund.

MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment-grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.


 There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.


 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.


 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Call risk is generally high for long-term bonds.


 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.


 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as:
(1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount that, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive positions. In taking such positions, the fund may fail to achieve its investment objective.


 TENDER OPTION BOND PROGRAMS. Tender option bond programs are a type of municipal bond derivative security that provide for tax-free income at a variable rate. In such programs, high quality longer-term municipal bonds are held inside a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed upon intervals. This class is an eligible security for municipal money market fund investments. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears the risk that the underlying bonds decline in value due to changes in market interest rates. The Funds do not invest in this second class of shares. Under the terms of such programs, both investor classes bear the risk of loss that would result from a default on the underlying bonds as well as from other potential, yet remote, credit or structural events.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.


 COMMODITIES. Each Fund may not purchase or sell commodities, except that the California Intermediate-Term, California Long-Term, New Jersey Long-Term, New York Long-Term, Ohio Long-Term, Pennsylvania Long-Term, Florida Long-Term, and Massachusetts Tax-Exempt Funds may invest in fixed income futures contracts, fixed income options, and options on fixed income futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and (with the exception of the Florida Long-Term Tax-Exempt
Fund) no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. Each Fund will limit the value of all holdings (except U.S. government securities, cash, and cash items as defined under subchapter M of the
IRC), each of which exceeds 5% of the Fund's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Fund's total assets as of the end of each quarter of the taxable year. Additionally, each Fund (with the exception of the Massachusetts Tax-Exempt Fund) will limit the aggregate value of holdings of a single issuer (except U.S. government securities, cash, and cash items, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.


 ILLIQUID SECURITIES. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not acquire any security if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in securities that are illiquid.


 INVESTMENTS IN SECURITIES OTHER THAN MUNICIPAL BONDS. Each Fund will not invest in securities other than Municipal Securities except that each Fund may make temporary investments in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies or instrumentalities, commercial paper, bank certificates of deposits, and any such securities or municipal bonds subject to repurchase agreements.


 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.

 LOANS. Each Fund may not lend money to any person except by the purchase of bonds, debentures, or similar obligations that are publicly distributed or customarily purchased by institutional investors; by lending its portfolio securities; or through Vanguard's interfund lending program.


 MARGIN. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 OIL, GAS, MINERALS. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not invest in interests in oil, gas, or other mineral exploration or development programs, although it can invest in bonds and money market instruments secured by interests in these programs.


 PLEDGING ASSETS. Each Fund (with the exception of the Massachusetts Tax-Exempt
Fund) may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 PUTS, CALLS, STRADDLES. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not invest in put, call, straddle, or spread options, except as permitted by the Fund's investment policies relating to commodities.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate or interests therein. (The Massachusetts Tax-Exempt Fund may also invest in securities of companies that deal in real estate).


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 TAX-EXEMPT INVESTMENTS. For a description of each Fund's fundamental policy on tax-exempt investments see "Investment Policies - 80% Policy."


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


 Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All investment limitations must comply with regulatory requirements. For more details, see "Investment Policies."


 None of these limitations prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                               STATE RISK FACTORS


Following is a brief summary of select state factors affecting each Fund. It does not represent a complete analysis of every material fact effecting each state's debt obligations. Each summary is based on a sampling of offering statements for the debt of each state's issuers, data from independent rating agencies, and/or data reported in other public sources. The Funds have not independently verified this information, and will not update it during the year.


 In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing, and diversified; financial operations are sound; and the debt burden is reasonable.


CALIFORNIA RISK FACTORS


Vanguard California Tax-Free Funds invest primarily in the obligations of the state of California, state agencies, and various local governments in the state. Local government obligations include securities that counties, cities, school districts, special districts, agencies, and authorities issue. There are also bonds from various 501(c)(3) entities in the Funds. The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2," as determined by Moody's Investors Service, Inc. (Moody's) or "AA," as determined by Standard & Poor's (S&P). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of California, including general obligation bonds, lease debt, appropriation debt, and notes, compares unfavorably at A1/A2 from Moody's and A+/A from S&P for general obligation bonds and essential lease debt/appropriation debt, respectively. With the exception of the State of Louisiana, they remain the lowest among all the states, even after upgrades from both agencies in May 2006.


 California remains politically challenged. The State budget for fiscal year 2008 was almost two months late and contained a structural gap. The non-partisan Legislative Analyst's Office later estimated the fiscal year 2009 gap at about $10 billion (about 10% of fiscal year 2008 budgeted general fund expenditures). Much of this gap is explained by spending requirements that are based on formulaic increases year to year set forth in the State Constitution while revenues tend to be cyclical. This makes it harder to balance the budget when revenues fall. Governor Schwarzenegger announced a fiscal emergency during his State of the State address in January 2008. This will set forth a series of legislative protocols for making budget cuts and addressing other State business.


 According to Moody's, net tax supported State debt in California was $59.2 billion as of 2006. This is 4.4% of 2005 personal income, compared to a U.S. mean of 3.2%. Moody's ranks California at the fourteenth highest in the nation by this measure, and its rank has risen over time. The $68 billion of authorized but unissued bonds is expected to erode this ratios when those bonds come to market.


 At over $1.7 trillion in 2006, California's economy remains the largest among the states, representing approximately 13.1% of total U.S. economic activity. The growth rate from 2005 to 2006 (the latest data available) was 6.9%, ahead of the 6.3% national rate according to the U.S. Bureau of Economic Analysis. Unemployment rose to 5.6% (preliminary; seasonally adjusted), as of November 2007, compared to the 4.7% national rate. As the largest agricultural producer in the country, California has unemployment levels that are typically higher than those in the nation as a whole, but concentrated away from the coastal population centers. California's economy closely mirrors that of the United States with slightly less manufacturing concentration in California compared with the nation, and slightly more in the services sector. California remains a wealthy state. As of 2006, it had a per capita income level of $39,358, representing 107.5% of the national average according to the U.S. Bureau of Economic Analysis. The growth rate from 2005 of 5.6% was comparable to the national average.


 California remains the largest state in the nation by population. There are
36.6 million people living there as of 2007, the latest official estimate from the Department of Commerce's Bureau of the Census; this is 12.1% of the national population and represents a higher growth rate than the national average since the 2000 census. Despite the State's fiscal challenges, its growing, young population, the State's status as a preferred location for new immigrants to locate, a strong higher education system, wealth levels, and excellent ports continue to bolster California's economic prospects. Real estate markets have significantly weakened over the past year, and this will impact the State's finances, as well as those of local governments.

 Because of the State's growth, it is facing challenges in infrastructure development and finance. In the transport sector, roads are congested and mass transit is not as developed as in some of the country's older metropolitan areas. Water availability remains an ongoing challenge, because of continued growth there and in other western states, as well as a continuing drought. The State is also facing challenges to build new school facilities to educate its growing student population in the areas where population growth is taking place.


 Local government finances are generally less challenged than the State's are at the moment because of Proposition 1A that voters approved in November 2004, which limits the State's ability to redirect local revenues or impose unfunded mandates. However, it is possible for the State to suspend the provisions of Proposition 1A temporarily, causing some short-term disruptions in local government finances until the funds are repaid. Further, local governments derive revenue from real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. With a slowed real estate market, this could be an additional challenge for cities, counties, redevelopment agencies, and other governmental units going forward. Because of various revenue shifts, most school districts in California are more dependent on State funding than was the case in previous years. Proposition 98 protects most school district revenues, but this exposure to the State is still an important credit variable for them.


 California is subject to unique natural hazard risks such as earthquakes and forest fires, which can cause localized economic harm. Natural hazards could limit the ability of governments to repay debt. They could also prevent governments from fulfilling obligations on appropriation debt, particularly if the leased asset is destroyed. Cycles of drought, flooding, fires, and mudslides are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water.


FLORIDA RISK FACTORS


Vanguard Florida Tax-Free Fund invests primarily in municipal bonds of the Florida State government, the State's agencies and authorities, and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in Florida are likely to affect the Fund's investment performance. The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2," as determined by Moody's or "AA," as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Florida and the State's agencies and authorities, including general obligation and revenue bonds, lease debt, and notes, is less than average for U.S. states. For decades, Florida's general obligation bonds had been rated in the "AA" category by all rating agencies during which period the State's obligations were characterized as providing high-grade security with a very strong capacity for timely repayment of debt.


 In early 2005, S&P upgraded the State of Florida's general obligation rating from AA+ to "AAA," the agency's highest rating. Similarly, Moody's upgraded the State from Aa2 to Aa1 in January 2005. The upgrades reflect a consistently strong economy, healthy finances, and conservative budget management. Against this backdrop, in the last few years, the State passed legislation that fully repealed the intangibles tax, enacted local property tax cuts, and targeted homeowner savings through insurance reform.


 Fiscal year 2007-2008, however, is proving to be challenging. The current national housing downturn is more pronounced in Florida and has led to weak tax collections that have underperformed original estimates. In October 2007, the Florida legislature met in a special session to enact over $1 billion of budget adjustments. Based on revised revenue estimates as of November 2007, Florida's budget shortfall is expected to be $2.6 billion for fiscal year 2007-2008 and $3.6 billion for fiscal year 2008-2009. The State will draw from reserves to fill the remainder of the fiscal year 2007-2008 shortfall and will address the fiscal year 2008-2009 shortfall during the regular legislative session in March 2008.


 The current nationwide contraction as a result of the subprime lending crisis has led to a bifurcated economy in which Florida's service related industries continue to grow at a rapid pace, while housing-related industries have contracted meaningfully. The State of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. Its primary vulnerability is exposure to the business cycle affecting both the tourism and construction sectors. Unlike many other states, Florida has seen unwavering employment growth since 2000. Even during the 2001-2003 economic slowdown, the State gained approximately 115,000 jobs. Unemployment during that same period rose only slightly from 4.8% in 2001 to 5.1% in 2003. For 2006, the last full year of official unemployment statistics, Florida reported an annual unemployment rate of 3.5% as compared to 4.5% for the nation.


 More recently, unemployment rates have again trended higher as a result of the State's outsized exposure to construction and housing related industries. The State's 4.3% November 2007 unemployment rate is still below that of the nation, but the gap has narrowed significantly. Payroll growth has slowed from an above trend pace to one that now matches the national average.


 While the management of rapid growth has traditionally been the major challenge facing the state and local governments, recent concerns have centered around simply maintaining current service levels in light of near-term property tax cuts and possible revenue underperformance. On January 29, 2008, Florida residents approved Amendment 1 that increases property tax exemptions for homesteaded and non-homesteaded properties, allows for portability of exemptions for homesteaded properties, and caps certain assessment increases. Amendment 1 is in addition to earlier local property tax cuts enacted by the State legislature in June 2007.


 In general, personal income levels in Florida historically are less sensitive to economic downturns than in the United States as a whole, because Florida is home to a greater concentration of senior citizens who rely on dividends, interest, Social Security, and pension benefits, which fluctuate less with the business cycle than does employment income. In 2006, Florida ranked twentieth among the states in terms of per capita personal income at $36,665 (approximately the national average of $36,629).


 Florida's debt profile continues to be manageable. Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes.


 Municipal lease financings utilizing master lease structures are well accepted in the marketplace and have become the primary vehicle used by Florida school districts to finance capital projects. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The State of Florida issues general obligation debt for a variety of purposes; however, the State constitution requires a specific revenue stream to be pledged to state general obligation bonds as well. Florida's tax-supported debt has grown significantly over the last decade. According to Moody's, in 2006 the State's tax-supported debt of $18. 5 billion was 3.1% of personal income, approximating the United States median of 3.2%.


 Florida's state statute requires that the State's debt service burden be less than 7% of its total governmental revenues. Although the State is currently well within its acceptable range, officials face tremendous capital and operating pressures associated with a rapidly growing population. In particular, the State must comply with two voter-approved amendments to the State constitution that were enacted in 2002, requiring the expansion of state educational programs. These include the Class Size Initiative, an amendment capping the size of public school classes, and a measure requiring that pre-kindergarten classes be made available to all children. Funding for the phased-in programs, the cost of which is substantial, is expected to further pressure the State's and local school districts' budgets.


 Despite the current economic slowdown, the State of Florida's financial profile continues to be supported by a long history of responsible budget control, sizable reserve levels, and a strong economy. The State has traditionally responded quickly and appropriately to budget shortfalls. Finally, the State benefited in 2007 from a benign hurricane season.


MASSACHUSETTS RISK FACTORS


Vanguard Massachusetts Tax-Exempt Fund invests primarily in obligations of the Commonwealth of Massachusetts and its local governments, including counties, cities, townships, special districts, agencies, and authorities. As a result of this investment focus, events in Massachusetts are likely to affect the Fund's investment performance.


 The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2," as determined by Moody's or "AA," as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the Commonwealth of Massachusetts and its agencies, including general obligation and revenue bonds, lease debt, and notes, is average at a full faith and credit rating of "Aa2" (Moody's) and "AA" (S&P). Both rating agencies maintain a stable outlook on their ratings.


 Massachusetts is densely populated and has high income levels. In 2006, the Commonwealth had the third highest state per capita personal income at $46,255 (126% of the U.S. average), following only Connecticut and New Jersey. In spite of its high wealth levels and diverse economy, the Commonwealth lost approximately 143,000 jobs between 2001 and 2003, putting significant strains on the budget, from which it has since recovered. The unemployment rate, which had been comparatively low in recent years, rose from 3.7% in 2001 to 5.8% in 2003. The unemployment rate improved in 2004 and 2005 to 5.2% and 4.8%, respectively, although it shows a slight increase in 2006 to 5.0%, which was above the national average of 4.5%. Seasonally adjusted data for November 2007 show a rate of 4.3%. Despite improvement over the past few years, total nonfarm employment in Massachusetts remains below the peak set in 2001.


 In Massachusetts the taxes on personal property and real estate are the largest source of tax revenues available to cities and towns. "Proposition 21/2," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts' cities and towns to raise revenue from property taxes to support their operations. To offset shortfalls experienced by local governments as a result of Proposition 21/2, the Commonwealth had significantly increased direct local aid since 1981, which aid was reduced in fiscal years 2003 and 2004 in response to budget stress, then restored as the Commonwealth's financial situation improved. Despite the limitations imposed by Proposition 2 1/2, however, S&P reports that Massachusetts' cities and towns have above-average general obligation credit strength.


 Since fiscal 2004 the Commonwealth has generated budget surpluses, allowing it to increase its rainy day reserve which is expected to be used in the current year, fiscal 2008, to help balance the shortfall developing from economic softness.



 Commonwealth debt levels remain well above average. According to Moody's, in 2006 Massachusetts' net tax-supported debt of $26.7 billion was 9.4% of personal income, the second highest in the United States, where the mean is 3.2%. Debt levels are expected to remain high as the Massachusetts School Building Authority issues bonds to finance a local school building program. In addition to this debt, the Commonwealth currently has significant unfunded liabilities relating to its pension funds.


NEW JERSEY RISK FACTORS


Vanguard New Jersey Tax-Free Funds invest primarily in the obligations of New Jersey State government and various local governments, including counties, cities, township, boroughs, school districts, special districts, agencies, and authorities. As a result of this investment focus, events in New Jersey are likely to affect the Funds' investment performance.


 The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" or "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, appropriation debt, and notes, compares somewhat unfavorably. As a result of a deterioration in the State's financial position, an expectation of sizable structural imbalance in the State's 2004-2005 budget (also expected to persist into budget year 2005-06) and the softening economy, Moody's downgraded New Jersey to Aa3 from Aa2 in July 2004, where it remains today. S&P downgraded New Jersey to AA- from AA in July 2004 citing the State's structural budget imbalance and the reduced future fiscal flexibility resulting from the New Jersey State Supreme Court's ruling prohibiting the State from using bond proceeds to balance the budget in fiscal year 2005-06 and beyond. S&P upgraded the State's rating to AA in July 2005 citing the underlying strength of the economy and the adoption of a fiscal year 2005-06 budget that made significant strides toward structural balance. S&P reaffirmed the State's AA rating in November 2007 citing the continuing strength of the State's economy, improving revenue performance in 2006, and continuing improvement in the State's fiscal profile as reflected in increased general fund reserves.


 In 2006, New Jersey ranked second behind Connecticut in highest state per capita income (127% of the national average). New Jersey's state gross domestic product in 2006 was $453.2 billion, a 5.9% increase over 2005. As of November 2007, the State's unemployment rate was 4.2% (seasonally adjusted). For 2006, the State's annual unemployment rate was 4.3%. These both reflect the improved economy since 2003, when the annual unemployment rate was 5.9%. The U.S. Census Bureau has estimated that New Jersey's population as of July 2007 was 8,686,920. This reflected approximately a 0.2% increase over the same estimate for 2006.


 The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues, such as transportation improvements and pension liabilities. Net tax-supported debt per capita is now among the highest in the United States. According to Moody's, in 2006, net tax-supported debt of $28.9 billion was 7.6% of personal income, the fourth highest in the United States (the mean for 2006 was 3.2%).


 A new governor assumed office in January 2006. One of his primary goals has been to eliminate the structural imbalance in the State budget that has persisted for several years. His budget for the 2007-08 fiscal year, despite exhibiting increased structural balance, still included $1.6 billion of one-time revenues. Various sources are estimating that the State's fiscal year 2008-09 budget will exhibit a structural imbalance of up to $3 billion driven by upward pressure on expenditures (property tax relief, debt service, and school aid).

 In an effort to potentially improve New Jersey's financial position, the Governor has recently proposed the monetization of the State's toll roads. As proposed, the State would set up a special purpose corporation to operate the State's toll roads. In return for this, the special purpose corporation would pay the State an upfront payment of up to $37 billion, which would be raised through the sale of bonds issued by the special purpose corporation backed by revenues from the toll roads. Approval of this plan of finance requires approval of the New Jersey legislature, which is expected to begin reviewing the plan in early 2008. If the plan is approved in whole or in part, the Governor has indicated that any funds received would be used to paydown State supported debt. Should approval of all or a part of the plan be successful, no toll road bonds are anticipated to be issued prior to the end of 2008.



 A positive credit factor for local government in New Jersey is the strong state oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In addition, the State guarantees the debt service of many local government bond issues, such as those for school districts.


 New Jersey has a number of older urban centers, including Newark and Camden, which present a continuing vulnerability with respect to economic and social problems. The cost of financing solid waste management continues to be a challenge to local government. Like many other states, New Jersey will need to address unfunded pension and other post employment benefit liabilities going forward.


NEW YORK RISK FACTORS


Vanguard New York Tax-Free Funds invest primarily in the obligations of New York State government, agencies, authorities, and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in New York are likely to affect the Funds' investment performance.


 The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" or "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, because the State's credit rating has been upgraded and downgraded much more often than usual. These ratings have fluctuated between "Aa" and "A" since the early 1970s. Nonetheless, during this period the State's obligations could still be characterized as providing upper medium-grade security, with a strong capacity for timely repayment of debt. In December 2000, S&P upgraded the State's general obligation debt to "AA." S&P changed its outlook to stable in September 2004, noting that the modest improvement in the State's economic base, in combination with anticipated revenue and expense actions and the presence of modest reserves, indicate that the out-year structural imbalance appears to be manageable. Moody's upgraded its rating to "A1" in November 2004 and to "Aa3" with a stable outlook in December 2005. The upgrade reflected the positive trend in the State's economy, tax revenues, and liquidity position.


 In 2006, New York had the fourth highest state per capita income at $43,962 (120% of the U.S. average). During the 2001-2003 economic slowdown, the State lost approximately 188,200 jobs putting strains on the budget. Unemployment rose from 4.9% in 2001 to 6.4% in 2003. More recently, unemployment rates are trending lower. The annual unemployment rates for 2005 and 2006 were, respectively, 4.9% and 4.1%, while the rate for November 2007 was 4.1% (seasonally adjusted). The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.


 Credit risk in New York State is heightened by a large and increasing debt burden, historically marginal financial operations, limited revenue-raising flexibility, and the credit quality of New York City, which comprises about 40% of the State's population and economy. Debt service expenditures have been growing as a claim on the State and City budgets.


 New York State's debt structure is also complicated; to circumvent voter approval, much State debt is issued by agencies, is not backed by the State's full faith and credit, and, therefore, has lower credit ratings. Although the State enacted statutory debt reform measures in 2000, it will take a number of years for these measures to substantially impact the State's debt posture. According to Moody's, in 2007, State net tax-supported debt of $52 billion was 6.7% of personal income, the fifth highest in the United States, where the mean is 3.2%. In 2002, the State created a new type of debt, backed by the personal income tax, which is rated "AAA" by S&P (upgraded from "AA" in February 2006) and

"Aa3" by Moody's. New York's ability to raise revenues is limited, because combined State and local taxes as a percent of personal income are among the highest in the nation.


 New York State's future credit quality will be heavily influenced by the future of New York City. New York City's economic and financial performance in the last portion of the 1990s had strengthened because of high levels of Wall Street profitability and tourism. Financial performance had begun to soften in the 2001-2002 fiscal year, even before the events of September 11, 2001. Financial performance for the fiscal year ending June 30, 2002, was balanced, buoyed by federal emergency aid. Budget balancing actions for the 2002-2003 fiscal year were stringent, including an 18% mid-year property tax increase as well as mid-year service reductions as the City collected revenues that were even less than the substantially reduced receipts projected at the time of budget adoption. Additional balancing actions were taken for the 2003-2004 fiscal year, including temporary increases in the personal income tax and sales tax rates. Fiscal years 2004-2005, 2005-2006, and 2006-2007, operations benefited from a stabilized City economy, with securities industry profits up, positive activity in the tourism sector, and a healthy residential real estate market. Fiscal 2007-2008 financial performance is expected to soften, reflecting lower Wall Street profitability and a slowing real estate market. City employment saw modest growth in fiscal years 2004-2005, and 2005-2006; the labor market slowed in 2006-2007, with the unemployment rate again approaching 2005 levels. Moody's upgraded the City's rating to "A1" in April 2005, and to "Aa3" in July 2007 citing its well institutionalized budget controls, conservative fiscal management, and risk associated with the economy concentrated in the financial services sector. S&P upgraded the City's rating to "AA-"in May 2006, and to "AA" in June 2007, the highest rating the City's debt has ever attained, citing the City's strong economic and revenue performance, and active budget management. Major areas of credit strength continue to exist in localities in Long Island and north of New York City, where affluent population bases continue to exist. All New York counties are under some fiscal distress because of rising pension contribution costs. Medicaid costs, which had been a source of county budgetary pressure, have moderated with the enactment of an annual increase cap.


OHIO RISK FACTORS


Vanguard Ohio Tax-Free Funds invest primarily in securities issued by or on behalf of the State of Ohio, political subdivisions of the State, and agencies or instrumentalities of the State or its political subdivisions. As a result of this investment focus, events in Ohio are likely to affect the Funds' investment performance. The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" as determined by Moody's, or "AA" as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Ohio, including general obligation bonds, lease debt, and notes, compares favorably at Aa1/Aa2 from Moody's and AA+/AA from S&P for general obligation bonds and essential lease debt, respectively.


 Ohio stands out as a state that has been able to maintain a superior financial position, relative to other states, despite facing severe economic challenges over the last six years.


 While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products, and household appliances. As a result, general economic activity, as in many other industry-focused states, reflects above average cyclicality. Although the service industry is the largest employer, the manufacturing sector contributes an equal share to Ohio's gross state product. Ohio, like the other states, has experienced significant manufacturing productivity improvements and this has led to a continued long-term decline in manufacturing employment--even as manufacturing output has rebounded since 2003. Ohio's manufacturing sector has lost 224,000 jobs since 2000, while the State's total non-farm employment loss since 2000 has been 184,000 jobs. The domestic auto companies' continued downsizing will continue to act as a drag on Ohio's employment growth during the coming year. Honda, however, continues to expand its Ohio operations, and this expansion should offset some of the auto sector job losses. Unemployment rose from 4.2% in 2001 to 6.1% in 2004; then held steady at 5.6% in 2005 and 2006. It was 5.6% in November 2007. Economic diversification is taking place in some metropolitan areas, and includes expansions in the service and knowledge-based industries, particularly health care and financial services. Ohio's per capita income is now at 91% of the national average, down from 96% in 1990. In 2006. the State had per capita personal income of $33,217 (91% of the national average).


 Historically, the State's fiscal position has been strong, bolstered by operating surpluses and significant reserves maintained in the budget stabilization fund. State financial performance, however, did suffer along with the economic downturn in 2002 and 2003. State income tax revenues, in particular, declined during those years at the same time as education and health care expenditures were increasing. The State sought to eliminate a projected budget deficit for the 2004-2005 biennium with a temporary sales tax increase from 5% to 6%. Increased sales tax revenues and an economic recovery allowed the State to build its budget stabilization fund up above $1 billion (or 2.9% of fund receipts) by 2006. This reserve level is the State's highest since 2000. The State budget office expects to maintain this reserve level through 2009. In a move designed to make Ohio more competitive in attracting employment, the State began a five year phase-in of a 21% cut in personal income tax cut during 2005. The State also kept sales taxes at 5.5%, rather than bringing them back to 5% as originally planned. Despite Ohio's fiscal challenges, the State's finances are in better shape than those of other states in the country. Moody's and S&P rate the State's general obligation debt Aa1 and AA+, respectively. In February 2007, Moody's revised its ratings outlook to negative citing the State's continuing economic underperformance and the tax cut program. S&P has had a stable ratings outlook on it since July 2003.


 Ohio's debt burden is moderate. According to Moody's, 2006 net tax-supported debt at 3.0% of personal income, was slightly lower than the national mean of 3.2%. Ohio's constitution places limits on debt issuance without voter approval and expressly precludes the State from assuming the debt of any local government or corporations. The constitution does authorize the State to issue debt where the right to levy excise taxes to pay debt service is not granted. Such state obligations are generally secured by biennial state appropriations for lease payments tied to the debt service on the bonds.


 Local school districts in Ohio receive, on average, about 50% of their operating monies from state source, but they also levy local property taxes. About one-fifth of the districts also rely on voter-authorized income taxes for a significant portion of their revenue. Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations, and, with other local governments, receive local government support and property tax relief monies distributed by Ohio. At present, the State itself does not levy ad valorem taxes on real or tangible personal property. The constitution limits the aggregate local overlapping property tax levy (including a levy for un-voted general obligations) to 1% of true value and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation").


PENNSYLVANIA RISK FACTORS


Vanguard Pennsylvania Tax-Free Funds invest primarily in the obligations of the Commonwealth of Pennsylvania, Commonwealth agencies, and various local governments, including counties, cities, townships, special districts, and authorities. As a result of this investment focus, events in Pennsylvania are likely to affect the Funds' investment performance.


 The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" or "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and Commonwealth agencies, including general obligation and revenue bonds, lease debt, and notes, is similar. The ratings of Pennsylvania general obligation bonds by Moody's and by S&P are Aa2/AA. Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of state government.


 Pennsylvania reported an operating surplus for fiscal year 2007, continuing a trend that began with fiscal year 2004, after the Commonwealth had experienced negative operating results in 2002 and 2003-years that saw the depletion of the Commonwealth's Tax Stabilization Reserve Fund. During 2004, the Commonwealth closed a budget gap through revenue enhancements and program cuts. The Commonwealth has since restored some program spending levels, increased educational funding, and implemented an income tax rate increase. Over the last four years, the Commonwealth has made progress in funding the Budget Stabilization Reserve, and reported fiscal year 2007 available funds of $531 million (or 2% of receipts). The fiscal year 2008 budget is balanced, but a conservative revenue estimate and spending increases in the areas of education, health care, and employee benefits result in a projected draw-down of available fund balances.


 Commonwealth debt levels are below average. According to Moody's 2006, net tax-supported debt was 3.0% of personal income, below the national mean of 3.2%.


 The Commonwealth lost approximately 80,000 jobs between 2001 and 2003, and finally, during 2005, regained the total employment level seen in 2000. Pennsylvania's economy is no longer as manufacturing based as it was just ten years ago. The Commonwealth's manufacturing employment now represents 11.7% of total employment, compared to the national 10.4% manufacturing employment share. Year over year employment increased 0.8% through November 2007. Unemployment rose from 4.7% in 2001 to 5.6% in 2003. Unemployment has since declined to 4.7% in 2006 and was 4.2% in November 2007. Pennsylvania historically had been identified as a heavy industry state, although that reputation has changed over the last thirty years as the coal, steel, and railroad industries declined and the

Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers moving away from the northeast part of the nation. Recently the major sources of growth in Pennsylvania have been in the service sector, including trade, medical, and the health services, education, and financial institutions. In fact, manufacturing employment makes up only a slightly higher portion of the Commonwealth's total employment than it does nationally.


 A number of local governments in the Commonwealth have, from time to time, faced fiscal stress and were unable to address serious economic, social, and health care problems within revenue constraints. Because of on going structural budget imbalance, the City of Pittsburgh's 2002 audit questioned the ability of Pittsburgh to remain a going concern. The City was found by the Commonwealth to be in fiscal distress and placed under oversight. Subsequently, the city revamped its payroll tax and instituted a $52 tax on anyone working in the city, implemented expenditure cuts, and had the Intergovernmental Cooperation Authority (the oversight board) approve its five-year financial plan. In addition, the Commonwealth's legislature approved new revenue sources for the city. In December 2007, S&P raised Pittsburgh's rating to "BBB-", and Moody's raised the rating to "Baa2" in December 2006. All Pittsburgh debt is insured. The credit prospects of Philadelphia, which had been placed under oversight in the 1990s, and subsequently significantly improved, are again problematic. Moody's placed its "Baa1" rating on negative outlook in November 2003, citing a trend of deteriorating finances. Over the last three years, however, the city has made progress toward balancing its budget, though long-term, fiscal challenges remain. S&P rates Philadelphia "BBB" and Moody's rates it Baa1" . Also problematic is funding for mass transit operations. The Southeastern Pennsylvania Transportation Authority (SEPTA) and the Allegheny County Port Authority were both able to avoid substantial fare increases and reductions in service during calendar year 2005, as the result of last minute Commonwealth aid increases. The Commonwealth has partially addressed its transportation funding needs through Act 44, which now diverts 4.4% of Commonwealth sales tax receipts to the transportation authorities. Nevertheless, the Commonwealth is still considering other funding solutions for the two transportation authorities. All debt of both entities is insured.


                                  SHARE PRICE


Multiple class funds do not have a share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the California Intermediate-Term, California Long-Term, Florida Long-Term, New Jersey Long-Term, New York Long-Term, and Pennsylvania Long-Term Tax-Exempt Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Money Market Funds, Massachusetts and Ohio Long-Term Tax-Exempt Funds is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


 It is the policy of each Vanguard money market fund to attempt to maintain a net asset value of $1 per share for sales and redemptions. The instruments held by a money market fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the fund would receive if it sold the instrument. The Fund's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

 The use of amortized cost and the maintenance of a money market fund's NAV at $1 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services or, in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.


 Although the stable share price is not guaranteed, the NAV of Vanguard money markets funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.


                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus.


REDEMPTION OF SHARES


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus.


 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which will be subject to a charge of $5.00). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf

(collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.



 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


                            MANAGEMENT OF THE FUNDS


VANGUARD


Each fund is part of the Vanguard group of investment companies, which consists of more than 150 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of November 30, 2007, each Fund had contributed capital to Vanguard as follows:


                                       PERCENT OF EACH FUND'S         TOTAL AMOUNT        PERCENT OF
                                                      AVERAGE       CONTRIBUTED BY        VANGUARD'S
FUND                                               NET ASSETS            THE FUNDS    CAPITALIZATION
-----                                  ----------------------       --------------    --------------
Vanguard California Tax-Free Funds                      0.01%           $1,293,000             1.29%
Vanguard Florida Tax-Free Fund                          0.01                92,000             0.09
Vanguard Massachusetts Tax-Exempt Fund                  0.01                55,000             0.05
Vanguard New Jersey Tax-Free Funds                      0.01               434,000             0.43
Vanguard New York Tax-Free Funds                        0.01               668,000             0.67
Vanguard Ohio Tax-Free Funds                            0.01               153,000             0.15
Vanguard Pennsylvania Tax-Free Funds                    0.01               538,000             0.53




 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), 400 Devon Park Drive A39, Wayne, PA 19087, a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on the Funds' behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of November 30, 2007, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.


 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended November 30, 2005, 2006, and 2007, and are presented as a percentage of each Fund's average month-end net assets.



                                   ANNUAL SHARED FUND OPERATING EXPENSES
                                (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                 -------------------------------------------

                                                     FISCAL YEAR ENDED     FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                                 NOVEMBER 30, 2005     NOVEMBER 30, 2006   NOVEMBER 30, 2007
----                                                ------------------     -----------------   -----------------
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                          0.11%                 0.10%               0.07%
Marketing and Distribution Expenses:                             0.02                  0.03                0.03
VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                          0.10%                 0.09%                0.07%
Marketing and Distribution Expenses:                             0.02                  0.02                0.02
VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                          0.11%                 0.09%               0.08%
Marketing and Distribution Expenses:                             0.02                  0.02                0.02
VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                          0.10%                 0.09%               0.07%
Marketing and Distribution Expenses:                             0.02                  0.02                0.02
VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
Management and Administrative Expenses:                          0.11%                 0.11%               0.10%
Marketing and Distribution Expenses:                             0.02                  0.03                0.03
VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                          0.11%                 0.10%               0.07%
Marketing and Distribution Expenses:                             0.02                  0.03                0.03
VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                          0.10%                 0.09%               0.08%
Marketing and Distribution Expenses:                             0.02                  0.02                0.02
VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                          0.11%                 0.10%               0.07%
Marketing and Distribution Expenses:                             0.02                  0.03                0.03
VANGUARD NEW YORK LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                          0.11%                 0.09%               0.08%
Marketing and Distribution Expenses:                             0.02                  0.02                0.02
VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                          0.10%                 0.10%               0.07%
Marketing and Distribution Expenses:                             0.02                  0.03                0.03
VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                          0.12%                 0.11%               0.10%
Marketing and Distribution Expenses:                             0.02                  0.02                0.02
VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                          0.11%                 0.10%               0.07%
Marketing and Distribution Expenses:                             0.02                  0.03                0.03
VANGUARD PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                          0.11%                 0.09%               0.08%
Marketing and Distribution Expenses:                             0.02                  0.02                0.02




OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trusts' organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.





                                           VANGUARD        PRINCIPAL OCCUPATION(S
                        POSITION(S)        FUNDS' TRUSTEE/ DURING THE PAST FIVE YEARS                    NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH     HELD WITH FUNDS    OFFICER SINCE   AND OUTSIDE DIRECTORSHIPS                  OVERSEEN BY TRUSTEE/OFFICER
-------------------     ---------------    --------------  --------------------------                 ---------------------------
INTERESTED TRUSTEE
John J. Brennan/1/      Chairman of the    May 1987        Chairman of the Board, Chief Executive                            156
(1954)                  Board, Chief                       Officer, and Director(Trustee)of Vanguard
                        Executive Officer,                 and each of the investment companies
                        and Trustee                        served by Vanguard; Director of VMC.
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis        Trustee            January 2001    Applecore Partners (pro bono ventures in                          156
(1937)                                                     education); Senior Advisor to Greenwich
                                                           Associates (international business strategy
                                                           consulting); Successor Trustee of Yale
                                                           University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of
                                                           the Whitehead Institute for Biomedical
                                                           Research.

Emerson U. Fullwood     Trustee            January 2008    Executive Chief Staff and Marketing Officer                       156
(1948)                                                     for North America since 2004 and Corporate
                                                           Vice President of Xerox Corporation
                                                           (photocopiers and printers); Director of
                                                           SPX Corporation (multi-industry
                                                           manufacturing); of the United Way

Rajiv L. Gupta          Trustee            December 2001   Chairman, President, and Chief Executive                          156
(1945)                                                     Officer of Rohm and Haas Co. (chemicals);
                                                           Board Member of American Chemistry Council;
                                                           Director of Tyco International, Ltd.
                                                           (diversified manufacturing and services)
                                                           since 2005.

Amy Gutmann             Trustee            June 2006       President of the University of Pennsylvania                       156
(1949)                                                     since 2004; Professor in the School of
                                                           Arts and Sciences, Annenberg School for
                                                           Communication, and Graduate School of
                                                           Education of the University of Pennsylvania
                                                           since 2004; Provost (2001-2004) and
                                                           Laurance S.Rockefeller Professor of
                                                           Politics and the University Center for Human
                                                           Values (1990-2004), Princeton University;
                                                           Director of Carnegie Corporation of New York
                                                           since 2005, and of Schuylkill River Development
                                                           Corporation and Greater Philadelphia Chamber of
                                                           Commerce since 2004; Trustee of the National
                                                           Constitution Center since 2007.

1 Officers of the Funds are "interested persons" as defined in the 1940 Act.


                                           VANGUARD        PRINCIPAL OCCUPATION(S)
                        POSITION(S)        FUNDS' TRUSTEE/ DURING THE PAST FIVE YEARS                     NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH     HELD WITH FUNDS    OFFICER SINCE   AND OUTSIDE DIRECTORSHIPS                   OVERSEEN BY TRUSTEE/OFFICER
-------------------     ---------------    --------------  --------------------------                 ---------------------------
JoAnn Heffernan Heisen  Trustee            July 1998       Corporate Vice President and Chief Global                         156
(1950)                                                     Diversity Officer since 2006, Vice
                                                           President and Chief Information Officer
                                                           (1997-2005), and Member of the
                                                           Executive Committee of Johnson & Johnson
                                                           (pharmaceuticals/consumer products);
                                                           Director of the University Medical Center
                                                           at Princeton and Women's
                                                           Research and Education Institute.



Andre F. Perold          Trustee           December 2004   George Gund Professor of Finance                                  156
(1952)                                                     and Banking, Harvard Business School;
                                                           Senior Associate Dean, Director of Faculty
                                                           Recruiting, Harvard Business School;
                                                           Director and Chairman of UNX, Inc.
                                                           (equities trading firm)since 2003; Chair of the
                                                           Investment Committee of HighVista
                                                           Strategies LLC (private investment firm)
                                                           since 2005.

Alfred M. Rankin, Jr.  Trustee            January 1993     Chairman, President, Chief Executive                              156
(1941)                                                     Officer, and  Director of NACCO
                                                           Industries, Inc. (forklift trucks/
                                                           housewares/lignite); Director of Goodrich
                                                           Corporation (industrial products/aircraft
                                                           systems and services).


J. Lawrence Wilson      Trustee            April 1985      Retired Chairman and Chief Executive                              156
(1936)                                                     Officer of Rohm and Haas Co. (chemicals);
                                                           Director of Cummins Inc.(diesel engines)
                                                           and AmerisourceBergen Corp.
                                                           (pharmaceutical distribution); Trustee of
                                                           Vanderbilt University and of Culver
                                                           Educational Foundation.

-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Thomas J. Higgins/1/    Treasurer          July 1998       Principal of Vanguard; Treasurer of each                          156
(1957)                                                     of the  investment companies served by
                                                           Vanguard.

F. William McNabb III/1/ President         March 2008      President of Vanguard and each of the                             156
(1957)                                                     investment companies served by Vanguard
                                                           since 2008;  Director of VMC, Managing
                                                           Director of Vanguard(1995-2008).


Heidi Stam/1/           Secretary          July 2005       Managing Director of Vanguard since 2006;                         156
(1956)                                                     General Counsel of Vanguard since 2005;
                                                           Secretary of Vanguard, and of each of the
                                                           investment companies served by Vanguard
                                                           since 2005; Principal of Vanguard (1997-2006).


1 Officers of the Funds are "interested persons" as defined in the 1940 Act.



 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During calendar years 2006 and 2007, Vanguard paid Greenwich subscription fees amounting to less than $610,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: The Trusts' board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held six meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held six meetings during each Fund's last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.


 COMPENSATION TABLE. The following tables provide compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the tables show the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds. (Emerson Fullwood is not included in the table because he did not serve as trustee as of December 31, 2007.)

                       VANGUARD CALIFORNIA TAX-FREE FUNDS
                          TRUSTEES' COMPENSATION TABLE




                                             pension or Retirement
                              Aggregate        Benefits Accrued as              Accrued Annual           Total Compensation
                      Compensation from              Part of these       Retirement Benefit at            from All Vanguard
Trustee                these Funds/(1)/       Funds' Expenses/(1)/        January 1, 2007/(2)/  Funds Paid to Trustees/(3)/
----------           ------------------      ---------------------      ----------------------     ------------------------
John J. Brennan                      --                         --                          --                           --
Charles D. Ellis                 $1,738                         --                          --                     $145,000
Rajiv L. Gupta                    1,688                         --                          --                      145,000
Amy Gutmann                       1,738                         --                          --                      145,000
JoAnn Heffernan Heisen            1,738                        $38                      $2,542                      145,000
Andre F. Perold                   1,738                         --                          --                      145,000
Alfred M. Rankin, Jr.             1,890                         45                       4,982                      168,000
J. Lawrence Wilson                1,688                         48                       7,240                      140,900


1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152
Vanguard funds for the 2007 calendar year.




                          VANGUARD FLORIDA TAX-FREE FUND
                          TRUSTEES' COMPENSATION TABLE



                                             Pension or Retirement
                              Aggregate        Benefits Accrued as              Accrued Annual           Total Compensation
                      Compensation from              Part of these       Retirement Benefit at            from All Vanguard
Trustee                these Funds/(1)/       Funds' Expenses/(1)/        January 1, 2007/(2)/  Funds Paid to Trustees/(3)/
----------           ------------------      ---------------------      ----------------------     ------------------------
John J. Brennan                     --                          --                          --                          --
Charles D. Ellis                   $140                         --                          --                     $145,000
Rajiv L. Gupta                      136                         --                          --                      145,000
Amy Gutmann                         140                         --                          --                      145,000
JoAnn Heffernan Heisen              140                         $3                       2,542                      145,000
Andre F. Perold                     140                         --                          --                      145,000
Alfred M. Rankin, Jr.               152                          4                       4,982                      168,000
J. Lawrence Wilson                  133                          4                       7,240                      140,900

1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152
 Vanguard funds for the 2007 calendar year.



                   VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
                          TRUSTEES' COMPENSATION TABLE



                                             Pension or Retirement
                              Aggregate        Benefits Accrued as              Accrued Annual           Total Compensation
                      Compensation from              Part of these       Retirement Benefit at            from All Vanguard
Trustee                these Funds/(1)/       Funds' Expenses/(1)/        January 1, 2007/(2)/  Funds Paid to Trustees/(3)/
----------           ------------------      ---------------------      ----------------------     ------------------------
John J. Brennan                     --                          --                          --                           --
Charles D. Ellis                    $78                         --                          --                     $145,000
Rajiv L. Gupta                       78                         --                          --                      145,000
Amy Gutmann                          78                         --                          --                      145,000
JoAnn Heffernan Heisen               78                         $2                      $2,542                      145,000
Andre F. Perold                      78                         --                          --                      145,000
Alfred M. Rankin, Jr.                84                          2                       4,982                      168,000
J. Lawrence Wilson                   75                          2                       7,240                      140,900


1 The amounts shown in this column are based on the Funds' fi scal year ended November 30, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152
 Vanguard funds for the 2007 calendar year.



                       VANGUARD NEW JERSEY TAX-FREE FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                             Pension or Retirement
                              Aggregate        Benefits Accrued as              Accrued Annual           Total Compensation
                      Compensation from              Part of these       Retirement Benefit at            from All Vanguard
Trustee                these Funds/(1)/       Funds' Expenses/(1)/        January 1, 2007/(2)/  Funds Paid to Trustees/(3)/
----------           ------------------      ---------------------      ----------------------     ------------------------
John J. Brennan                      --                         --                          --                           --
Charles D. Ellis                   $605                         --                          --                     $145,000
Rajiv L. Gupta                      588                         --                          --                      145,000
Amy Gutmann                         605                         --                          --                      145,000
JoAnn Heffernan Heisen              605                        $13                      $2,542                      145,000
Andre F. Perold                     605                         --                          --                      145,000
Alfred M. Rankin, Jr.               658                         16                       4,982                      168,000
J. Lawrence Wilson                  586                         16                       7,240                      140,900

1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152
 Vanguard funds for the 2007 calendar year.

                        VANGUARD NEW YORK TAX-FREE FUNDS
                          TRUSTEES' COMPENSATION TABLE




                                             Pension or Retirement
                              Aggregate        Benefits Accrued as              Accrued Annual           Total Compensation
                      Compensation from              Part of these       Retirement Benefit at            from All Vanguard
Trustee                these Funds/1/           Funds' Expenses/1/          January 1, 2007/2/      Funds Paid to Trustees/3/
----------           ------------------      ---------------------      ----------------------     ------------------------
John J. Brennan                      --                         --                          --                           --
Charles D. Ellis                   $902                         --                          --                     $145,000
Rajiv L. Gupta                      876                         --                          --                      145,000
Amy Gutmann                         902                         --                          --                      145,000
JoAnn Heffernan Heisen              902                        $19                      $2,542                      145,000
Andre F. Perold                     902                         --                          --                      145,000
Alfred M. Rankin, Jr.               980                         23                       4,982                      168,000
J. Lawrence Wilson                  874                         25                       7,240                      140,900

1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152
 Vanguard funds for the 2007 calendar year.





                          VANGUARD OHIO TAX-FREE FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                             Pension or Retirement
                              Aggregate        Benefits Accrued as              Accrued Annual           Total Compensation
                      Compensation from              Part of these       Retirement Benefit at            from All Vanguard
Trustee                these Funds/(1)/       Funds' Expenses/(1)/        January 1, 2007/(2)/  Funds Paid to Trustees/(3)/
----------           ------------------      ---------------------      ----------------------     ------------------------
John J. Brennan                      --                         --                          --                           --
Charles D. Ellis                   $210                         --                          --                     $145,000
Rajiv L. Gupta                      204                         --                          --                      145,000
Amy Gutmann                         210                         --                          --                      145,000
JoAnn Heffernan Heisen              210                         $5                       2,542                      145,000
Andre F. Perold                     210                         --                          --                      145,000
Alfred M. Rankin, Jr.               228                          6                       4,982                      168,000
J. Lawrence Wilson                  202                          5                       7,240                      140,900


1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152
 Vanguard funds for the 2007 calendar year.


                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS
                          TRUSTEES' COMPENSATION TABLE



                              Aggregate        Benefits Accrued as              Accrued Annual           Total Compensation
                      Compensation from              Part of these       Retirement Benefit at            from All Vanguard
Trustee                these Funds/(1)/       Funds' Expenses/(1)/        January 1, 2007/(2)/  Funds Paid to Trustees/(3)/
----------           ------------------      ---------------------      ----------------------     ------------------------
John J. Brennan                      --                         --                          --                           --
Charles D. Ellis                   $763                         --                          --                     $145,000
Rajiv L. Gupta                      741                         --                          --                      145,000
Amy Gutmann                         763                         --                          --                      145,000
JoAnn Heffernan Heisen              763                        $16                        2,542                     145,000
Andre F. Perold                     763                         --                          --                      145,000
Alfred M. Rankin, Jr.               830                         20                       4,982                      168,000
J. Lawrence Wilson                  743                         21                       7,240                      140,900

1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152
 Vanguard funds for the 2007 calendar year.




OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2007.


                       VANGUARD CALIFORNIA TAX-FREE FUNDS

                                                                DOLLAR RANGE OF                AGGREGATE DOLLAR RANGE
                                                                    FUND SHARES               OF VANGUARD FUND SHARES
FUND                                      TRUSTEE             OWNED BY TRUSTEE                       OWNED BY TRUSTEE
----                                      -------              ----------------               --------------------------
Vanguard California Tax-Exempt
Money Market Fund                       John J. Brennan                  --                        Over $100,000
                                        Charles D. Ellis                 --                        Over $100,000
                                        Emerson U. Fullwood/1/           --                        Over $100,000
                                        Rajiv L. Gupta                   --                        Over $100,000
                                        Amy Gutmann                      --                        Over $100,000
                                        JoAnn Heffernan Heisen           --                        Over $100,000
                                        Andre F. Perold                  --                        Over $100,000
                                        Alfred M. Rankin, Jr.            --                        Over $100,000
                                        J. Lawrence Wilson               --                        Over $100,000


1 Mr. Fullwood became a member of the Funds' board effective January 2008.


                                         B-36





                                                               DOLLAR RANGE OF                AGGREGATE DOLLAR RANGE
                                                                    FUND SHARES               OF VANGUARD FUND SHARES
FUND                                      TRUSTEE             OWNED BY TRUSTEE                       OWNED BY TRUSTEE
----                                      -------              ----------------               --------------------------
Vanguard California Intermediate-Term
 Tax-Exempt Fund                        John J. Brennan                 --                          Over $100,000
                                        Charles D. Ellis                --                          Over $100,000
                                        Emerson U. Fullwood /1/         --                          Over $100,000
                                        Rajiv L. Gupta                  --                          Over $100,000
                                        Amy Gutmann                     --                          Over $100,000
                                        JoAnn Heffernan Heisen          --                          Over $100,000
                                        Andre F. Perold                 --                          Over $100,000
                                        Alfred M. Rankin, Jr.           --                          Over $100,000
                                        J. Lawrence Wilson              --                          Over $100,000


Vanguard California Long-Term
Tax-Exempt Fund                         John J. Brennan                 --                          Over $100,000
                                        Charles D. Ellis                --                          Over $100,000
                                        Emerson U. Fullwood/1/          --                          Over $100,000
                                        Rajiv L. Gupta                  --                          Over $100,000
                                        Amy Gutmann                     --                          Over $100,000
                                        JoAnn Heffernan Heisen          --                          Over $100,000
                                        Andre F. Perold                 --                          Over $100,000
                                        Alfred M. Rankin, Jr.           --                          Over $100,000
                                        J. Lawrence Wilson              --                          Over $100,000

1 Mr. Fullwood became a member of the Funds' board effective January 2008.




                         VANGUARD FLORIDA TAX-FREE FUND

                                                                DOLLAR RANGE OF              AGGREGATE DOLLAR RANGE
                                                                    FUND SHARES             OF VANGUARD FUND SHARES
FUND                                      TRUSTEE              OWNED BY TRUSTEE                    OWNED BY TRUSTEE
----                                      -------              ----------------             --------------------------
Vanguard Florida Long-Term
Tax-Exempt Fund                         John J. Brennan                  --                         Over $100,000
                                        Charles D. Ellis                 --                         Over $100,000
                                        Emerson U. Fullwood/1/           --                         Over $100,000
                                        Rajiv L. Gupta                   --                         Over $100,000
                                        Amy Gutmann                      --                         Over $100,000
                                        JoAnn Heffernan Heisen           --                         Over $100,000
                                        Andre F. Perold                  --                         Over $100,000
                                        Alfred M. Rankin, Jr.            --                         Over $100,000
                                        J. Lawrence Wilson               --                         Over $100,000

1 Mr. Fullwood became a member of the Funds' board effective January 2008.

                    VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

                                                                DOLLAR RANGE OF                AGGREGATE DOLLAR RANGE
                                                                    FUND SHARES               OF VANGUARD FUND SHARES
FUND                                      TRUSTEE             OWNED BY TRUSTEE                       OWNED BY TRUSTEE
----                                      -------              ----------------               --------------------------
Vanguard Massachusetts
Tax-Exempt Fund                         John J. Brennan                  --                           Over $100,000
                                        Charles D. Ellis                 --                           Over $100,000
                                        Emerson U. Fullwood/1/           --                           Over $100,000
                                        Rajiv L. Gupta                   --                           Over $100,000
                                        Amy Gutmann                      --                           Over $100,000
                                        JoAnn Heffernan Heisen           --                           Over $100,000
                                        Andre F. Perold                  --                           Over $100,000
                                        Alfred M. Rankin, Jr.            --                           Over $100,000
                                        J. Lawrence Wilson               --                           Over $100,000

1 Mr. Fullwood became a member of the Funds' board effective January 2008.


                       VANGUARD NEW JERSEY TAX-FREE FUNDS

                                                                DOLLAR RANGE OF                AGGREGATE DOLLAR RANGE
                                                                    FUND SHARES               OF VANGUARD FUND SHARES
FUND                                      TRUSTEE             OWNED BY TRUSTEE                       OWNED BY TRUSTEE
----                                      -------              ----------------               --------------------------
Vanguard New Jersey Tax-Exempt Money
 Market Fund                            John J. Brennan                  --                          Over $100,000
                                        Charles D. Ellis                 --                          Over $100,000
                                        Emerson U. Fullwood/1/           --                          Over $100,000
                                        Rajiv L. Gupta                   --                          Over $100,000
                                        Amy Gutmann                      --                          Over $100,000
                                        JoAnn Heffernan Heisen           --                          Over $100,000
                                        Andre F. Perold                  --                          Over $100,000
                                        Alfred M. Rankin, Jr.            --                          Over $100,000
                                        J. Lawrence Wilson               --                          Over $100,000


Vanguard New Jersey Long-Term
Tax-Exempt Fund                         John J. Brennan                  --                          Over $100,000
                                        Charles D. Ellis                 --                          Over $100,000
                                        Emerson U. Fullwood/1/           --                          Over $100,000
                                        Rajiv L. Gupta                   --                          Over $100,000
                                        Amy Gutmann                      --                          Over $100,000
                                        JoAnn Heffernan Heisen           --                          Over $100,000
                                        Andre F. Perold                  --                          Over $100,000
                                        Alfred M. Rankin, Jr.            --                          Over $100,000
                                        J. Lawrence Wilson               --                          Over $100,000

1 Mr. Fullwood became a member of the Funds' board effective January 2008.

                        VANGUARD NEW YORK TAX-FREE FUNDS

                                                                DOLLAR RANGE OF                AGGREGATE DOLLAR RANGE
                                                                    FUND SHARES               OF VANGUARD FUND SHARES
FUND                                      TRUSTEE             OWNED BY TRUSTEE                       OWNED BY TRUSTEE
----                                      -------              ----------------               --------------------------
Vanguard New York Tax-Exempt Money
 Market Fund                            John J. Brennan                  --                           Over $100,000
                                        Charles D. Ellis                 --                           Over $100,000
                                        Emerson U. Fullwood/1/           --                           Over $100,000
                                        Rajiv L. Gupta                   --                           Over $100,000
                                        Amy Gutmann                      --                           Over $100,000
                                        JoAnn Heffernan Heisen           --                           Over $100,000
                                        Andre F. Perold                  --                           Over $100,000
                                        Alfred M. Rankin, Jr.            --                           Over $100,000
                                        J. Lawrence Wilson               --                           Over $100,000


Vanguard New York Long-Term
Tax-Exempt Fund                         John J. Brennan                  --                           Over $100,000
                                        Charles D. Ellis                 --                           Over $100,000
                                        Emerson U. Fullwood/1/           --                           Over $100,000
                                        Rajiv L. Gupta                   --                           Over $100,000
                                        Amy Gutmann                      --                           Over $100,000
                                        JoAnn Heffernan Heisen           --                           Over $100,000
                                        Andre F. Perold                  --                           Over $100,000
                                        Alfred M. Rankin, Jr.            --                           Over $100,000
                                        J. Lawrence Wilson               --                           Over $100,000


1 Mr. Fullwood became a member of the Funds' board effective January 2008.


                          VANGUARD OHIO TAX-FREE FUNDS

                                                               DOLLAR RANGE OF                AGGREGATE DOLLAR RANGE
                                                                   FUND SHARES               OF VANGUARD FUND SHARES
FUND                                      TRUSTEE             OWNED BY TRUSTEE                       OWNED BY TRUSTEE
----                                      -------              ----------------               --------------------------
Vanguard Ohio Tax-Exempt Money
Market Fund                             John J. Brennan                  --                          Over $100,000
                                        Charles D. Ellis                 --                          Over $100,000
                                        Emerson U. Fullwood/1/           --                          Over $100,000
                                        Rajiv L. Gupta                   --                          Over $100,000
                                        Amy Gutmann                      --                          Over $100,000
                                        JoAnn Heffernan Heisen           --                          Over $100,000
                                        Andre F. Perold                  --                          Over $100,000
                                        Alfred M. Rankin, Jr.            --                          Over $100,000
                                        J. Lawrence Wilson               --                          Over $100,000


Vanguard Ohio Long-Term
Tax-Exempt Fund                         John J. Brennan                  --                          Over $100,000
                                        Charles D. Ellis                 --                          Over $100,000
                                        Emerson U. Fullwood/1/           --                          Over $100,000
                                        Rajiv L. Gupta                   --                          Over $100,000
                                        Amy Gutmann                      --                          Over $100,000
                                        JoAnn Heffernan Heisen           --                          Over $100,000
                                        Andre F. Perold                  --                          Over $100,000
                                        Alfred M. Rankin, Jr.            --                          Over $100,000
                                        J. Lawrence Wilson               --                          Over $100,000

1 Mr. Fullwood became a member of the Funds' board effective January 2008.

                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS

                                                                DOLLAR RANGE OF                AGGREGATE DOLLAR RANGE
                                                                    FUND SHARES               OF VANGUARD FUND SHARES
FUND                                      TRUSTEE             OWNED BY TRUSTEE                       OWNED BY TRUSTEE
----                                      -------              ----------------               --------------------------
Vanguard Pennsylvania Tax-Exempt
Money Market Fund                       John J. Brennan                   --                       Over $100,000
                                        Charles D. Ellis                  --                       Over $100,000
                                        Emerson U. Fullwood/1/            --                       Over $100,000
                                        Rajiv L. Gupta                    --                       Over $100,000
                                        Amy Gutmann                       --                       Over $100,000
                                        JoAnn Heffernan Heisen            --                       Over $100,000
                                        Andre F. Perold                   --                       Over $100,000
                                        Alfred M. Rankin, Jr.             --                       Over $100,000
                                        J. Lawrence Wilson                --                       Over $100,000


Vanguard Pennsylvania Long-Term
Tax-Exempt Fund                         John J. Brennan            Over $100,000                   Over $100,000
                                        Charles D. Ellis                  --                       Over $100,000
                                        Emerson U. Fullwood/1/            --                       Over $100,000
                                        Rajiv L. Gupta                    --                       Over $100,000
                                        Amy Gutmann                       --                       Over $100,000
                                        JoAnn Heffernan Heisen            --                       Over $100,000
                                        Andre F. Perold                   --                       Over $100,000
                                        Alfred M. Rankin, Jr.             --                       Over $100,000
                                        J. Lawrence Wilson                --                       Over $100,000

1 Mr. Fullwood became a member of the Funds' board effective January 2008.



 As of June 30, 2008, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.

 As of June 30, 2008, those listed below owned of record 5% or more of each class' outstanding shares:

Vanguard California Intermediate-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (37.10%), National Financial Services Corp., New York, NY (12.20%); Vanguard California Intermediate-Term
Tax-Exempt Fund--Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (13.14%), National Financial Services Corp., New York, NY (5.34%); California Long-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (20.03%), National Financial Services Corp., New York, NY (7.71%); Vanguard New Jersey Long-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (8.52%), National Financial Service Corp., New York, NY (8.16%); Vanguard New York Long-Term Tax-Exempt Fund--Investor Shares:
Charles Schwab & Co. Inc., San Francisco, CA (13.26%), National Financial Services Corp., New York, NY (10.59%); Vanguard Ohio Long-Term Tax-Exempt Fund-- Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (11.86%), National Financial Service Corp., New York, NY (6.06%); Vanguard Pennsylvania Long-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (6.71%), National Financial Service Corp., New York, NY (5.85%); Vanguard Florida Long-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (12.74%), National Financial Services Corp., New York, NY (7.09%); Vanguard Massachusetts Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (7.72%), National Financial Services Corp., New York, NY (9.87%).





PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the fund's complete portfolio holdings as of the most recent calendar-quarter-end online at www.vanguard.com, in the "Holdings" section of the fund's Profile page, 60 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.


 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.


 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Pitney Bowes Management Services, Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.


DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 As of March 31, 2007, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.


DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.


PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES


Vanguard, through its Fixed Income Group, provides investment advisory services on an at-cost basis to the Funds. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


 During the fiscal years ended November 30, 2005, 2006, and 2007, the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:



FUND                                                          2005          2006          2007
----                                                          ----          ----          ----
Vanguard California Tax-Exempt Money Market Fund          $592,000      $567,000      $643,000
Vanguard California Intermediate-Term Tax-Exempt Fund      296,000       262,000       320,000
Vanguard California Long-Term Tax-Exempt Fund              234,000       205,000       235,000
Vanguard Florida Long-Term Tax-Exempt Fund                 128,000       103,000        97,000
Vanguard Massachusetts Tax-Exempt Fund                     52,000         46,000        52,000
Vanguard New Jersey Tax-Exempt Money Market Fund           244,000       226,000       261,000
Vanguard New Jersey Long-Term Tax-Exempt Fund              174,000       142,000       147,000
Vanguard New York Tax-Exempt Money Market Fund             298,000       324,000       405,000
Vanguard New York Long-Term Tax-Exempt Fund                243,000       200,000       215,000
Vanguard Ohio Tax-Exempt Money Market Fund                 92,000         81,000        89,000
Vanguard Ohio Long-Term Tax-Exempt Fund                    56,000         47,000        54,000
Vanguard Pennsylvania Tax-Exempt Money Market Fund         301,000       271,000       311,000
Vanguard Pennsylvania Long-Term Tax-Exempt Fund            253,000       200,000       202,000


OTHER ACCOUNTS MANAGED


Kathryn T. Allen manages the California Tax-Exempt Money Market, New Jersey Tax-Exempt Money Market, New York Tax-Exempt Money Market, and Pennsylvania Tax-Exempt Money Market Funds, which, as of November 30, 2007, collectively held assets of $21.7 billion. Ms. Allen managed one other registered investment company with total assets of $1.6 billion, as of November 30, 2007.



 Marlin G. Brown manages the Ohio Long-Term Tax-Exempt, the Pennsylvania Long-Term Tax-Exempt, and the Massachusetts Tax-Exempt Funds, which, as of November 30, 2007, collectively held assets of $3.9 billion. Mr. Brown also managed two other registered investment companies with total assets of $4.6 billion, as of November 30, 2007.


 John M. Carbone manages the Florida Long-Term Tax-Exempt Fund and co-manages the California Intermediate-Term Tax-Exempt and the California Long-Term Tax-Exempt Funds, which, as of November 30, 2007, collectively held assets of $8.5 billion. Mr. Carbone also managed one other registered investment company with total assets of $3.4 billion, as of November 30, 2007.

 Michael Kobs co-manages the New Jersey Long-Term Tax-Exempt and New York Long-Term Tax-Exempt Funds, which as of June 30, 2008, collectively held assets of $4.7 billion.

Reid O. Smith co-manages the California Intermediate-Term Tax-Exempt, California Long-Term Tax Exempt, New Jersey Long-Term Tax-Exempt, and New York Long-Term Tax-Exempt Funds, which, as of November 30, 2007, collectively held assets of $11.8 billion. Mr. Smith managed all or a portion of four other registered investment companies with total assets of $26.2 billion, as of November 30, 2007.



 Pamela Wisehaupt Tynan manages the Ohio Tax-Exempt Money Market Fund, which, as of November 30, 2007, held assets of $1.2 billion. Ms, Tynan also managed three other registered investment companies with total assets of $33.5 billion, as of November 30, 2007.


MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


DESCRIPTION OF COMPENSATION


Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of November 30, 2007, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.


 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For intermediate- and long-term tax-exempt funds, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. For tax-exempt money market funds, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the fund and, consequently, how the fund performs relative to the expectations described above over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


OWNERSHIP OF SECURITIES


Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of November 30, 2007, Vanguard employees collectively invested approximately $2.2 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds.



 As of November 30, 2007, Ms. Allen owned shares of the Pennsylvania Tax-Exempt Money Market Fund within the $10,001-$50,000 range. Pennsylvania Long-Term Tax-Exempt. Except as noted in the previous sentence, as of November 30, 2007, the portfolio managers did not own any shares of the Vanguard State Tax-Exempt Funds they managed.


DURATION AND TERMINATION OF INVESTMENT ADVISORY ARRANGEMENTS


The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Funds and Vanguard.


                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


 As of November 30, 2007, each Fund held no securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act.


 The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). Brokerage commissions are paid, however, in connection with opening and closing out futures positions.


 During the fiscal years ended November 30, 2005, 2006, and 2007, the Funds (other than the money market funds) paid the following amounts in brokerage commissions:



FUND                                                        2005            2006          2007
----                                                        ---             ----          ----
Vanguard California Intermediate-Term Tax-Exempt Fund    $36,240         $60,960      $200,360
Vanguard California Long-Term Tax-Exempt Fund             43,468          93,244       167,280
Vanguard Florida Long-Term Tax-Exempt Fund                24,660          20,900        14,144
Vanguard Massachusetts Tax-Exempt Fund                     7,704           6,928        17,708
Vanguard New Jersey Long-Term Tax-Exempt Fund             20,020          28,280        16,280
Vanguard New York Long-Term Tax-Exempt Fund               37,516          30,680        50,908
Vanguard Ohio Long-Term Tax-Exempt Fund                    8,980           8,420        11,280
Vanguard Pennsylvania Long-Term Tax-Exempt Fund           21,780           8,080        21,076





 During the most recent fiscal years, the Money Market Fund of each applicable Trust did not pay any brokerage commissions.


                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.


 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                                     FACTORS AGAINST APPROVAL
--------------------                                     ------------------------
Nominated slate results in board made                    Nominated slate results in board made up
up of a majority of independent directors.               of a majority of non-independent directors.

All members of Audit, Nominating, and Compensation        Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.                independent members.

                                                         Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                         Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit, fees lack of board independence).




B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                           FACTORS AGAINST APPROVAL
--------------------                                           ------------------------
Company requires senior executives to                          Total potential dilution (including all stock-based plans) exceeds
hold a minimum amount of company stock                         15% of shares outstanding.
(frequently expressed as a multiple of salary).

Company requires stock acquired through                        Annual option grants have exceeded 2% of shares outstanding.
option exercise to be held for a certain
period of time.

Compensation program includes                                  Plan permits repricing or replacement of options without
performance-vesting awards, indexed                            shareholder approval.
options, or other performance-linked grants.


Concentration of option grants to                              Plan provides for the issuance of reload options.
senior executives is limited (indicating
that the plan is very broad-based).

Stock-based compensation is                                    Plan contains automatic share replenishment (evergreen) feature.
clearly used as a substitute for cash in
delivering market-competitive total pay.




B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:




FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   -----------------------------
Plan is relatively short-term (3-5 years).             Plan is long term (>5 years).

Plan requires shareholder approval for renewal.        Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee                Ownership trigger is less than 15%.
of independent directors at least every three years
(so-called TIDE provisions).

Plan includes permitted                                Classified board.
bid/qualified offer feature (chewable
pill) that mandates shareholder vote in
certain situations.

Ownership trigger is reasonable (15-20%).              Board with limited independence.
Highly independent, non-classified board.




B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders.

In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.


                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended November 30, 2007, appearing in the Funds' 2007 Annual reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                     DESCRIPTION OF MUNICIPAL BOND RATINGS


MOODY'S MUNICIPAL BOND RATINGS:


 AAA--Judged to be of the "best quality" and are referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure.


 AA--Judged to be of "high quality by all standards." Margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. Together with Aaa group they make up what are generally know as "high grade bonds".


 A--Possess many favorable investment attributes and are considered "upper-medium-grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.


 BA--Protection of principal and interest payments may be very moderate. Judged to have speculative elements. Their future cannot be considered as well-assured.


 B--Lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.


 CAA--Poor standing. May be in default or there may be present elements of danger with respect to principal and interest.


 CA--Speculative in a high degree. Often in default.


 C--Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.


MOODY'S STATE AND MUNICIPAL NOTE RATINGS: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:


 MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


 MIG-2--High quality with margins of protection ample although not so large as in the preceding group.


MOODY'S HIGHEST COMMERCIAL PAPER RATING:


 PRIME-1 (P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.


STANDARD & POOR'S MUNICIPAL BOND RATINGS:


 AAA--Has the highest rating assigned by Standard & Poor's. Extremely strong capacity to pay principal and interest.

 AA--Has a very strong capacity to pay interest and repay principal and differs from higher rated issues only in a small degree.


 A--Has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions.


 BBB--Regarded as having an adequate capacity to pay principal and interest. Normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category.


 BB, B, CCC, CC-- Predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation. BB indicates the lowest degree of speculation and CC the highest.


 D--In default, and payment of principal and/or interest is in arrears.


 The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES:


 SP-1+ --Very strong capacity to pay principal and interest.


 SP-1 --Strong capacity to pay principal and interest.


STANDARD & POOR'S HIGHEST COMMERCIAL PAPER RATINGS:


 A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming.


 A-1 --This designation indicates the degree of safety regarding timely payment is very strong.

                                                                   SAI075 072008